                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2002

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5,
           Series 1998-3, Series 1998-5, Series 1999-1, Series 1999-3,
           Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1,
           Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
           Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3,
           Series 2002-4 and Series 2002-5
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       United States                    333-83484                 22-2382028
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


             White Clay Center, Building 200, Newark, DE          19711
             -------------------------------------------       ------------
             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On October 15, 2002, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-4, Series 1997-1, Series 1997-4, Series 1997-5, Series 1998-3, Series 1998-5, Series 1999-1, Series 1999-3, Series 2000-1,
Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3,
Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
Series 2002-3, Series 2002-4 and Series 2002-5 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------
            20.1              Monthly Reports with respect to the October 15,
                              2002 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2002

                                   JPMorgan Chase Bank
                                   (f/k/a The Chase Manhattan Bank),
                                   as Servicer


                                   By:  /s/ Miriam K. Haimes
                                   -----------------------------------
                                   Name:    Miriam K. Haimes
                                   Title:   Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

            Exhibit No.       Description
            -----------       -----------
            20.1              Monthly Reports with respect to the October 15,
                              2002 distribution